Commitments and Contingencies	12 Months Ended
Dec. 30, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies
 (17) Commitments and Contingencies
The Company becomes involved from time to time in claims and lawsuits incidental to the ordinary course of its business, including with respect to such matters as libel, invasion of privacy, intellectual property infringement, wrongful termination actions, and complaints alleging employment discrimination. In addition, the Company is involved from time to time in governmental and administrative proceedings concerning employment, labor, environmental and other claims. Insurance coverage maintained by the Company mitigates potential loss for certain of these matters. Historically, such claims and proceedings have not had a material effect upon the Company's consolidated results of operations or financial condition. While the Company is unable to predict the ultimate outcome of any currently outstanding legal actions, it is the opinion of the Company's management that it is a remote possibility that the disposition of these matters would have a material adverse effect upon the Company's consolidated results of operations, financial condition or cash flow.
Restricted cash at December 30, 2012 and January 1, 2012, in the aggregate amount of $6,467 and $6,167, respectively, is used to collateralize standby letters of credit in the name of the Company's insurers in accordance with certain insurance policies and as cash collateral for certain business operations.